Exhibit 99.2

Chickasaw Capital MLP Investor Conference December 2011

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

MarkWest Key Investment Considerations 3 Committed to maintaining strong financial profile Debt to book capitalization of 44% Debt to Adjusted EBITDA of 3.2x Adjusted EBITDA to Interest Expense of 4.3x Established relationships with joint venture partners, which provides capital flexibility No incentive distribution rights, which drives a lower cost of capital Distributions have increased by 192% (12% CAGR) since IPO ~$2.8 billion in organic growth and expansion projects and 12 acquisitions totaling ~$1.1 billion since IPO Proven ability to expand organizational capabilities Since 2006, MarkWest has ranked #1 or #2 in EnergyPoint customer satisfaction survey 2011 growth capital forecast of $675 million to $700 million 2012 growth capital forecast of $600 million to $700 million Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin Long-term organic growth opportunities focused on resource plays High-Quality, Diversified Assets Proven Track Record of Growth and Customer Satisfaction Strong Financial Profile Leading presence in five core natural gas producing regions of the U.S. Key long-term contracts with high-quality producers to develop the Marcellus Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation Substantial Growth Opportunities

MarkWest Geographic Footprint SOUTHWEST Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville 1.6 Bcf/d gathering capacity 655 MMcf/d processing capacity Arkoma Connector Pipeline JV NORTHEAST Huron/Berea Shale 505 MMcf/d processing capacity 24,000 Bbl/d NGL fractionation facility 285,000 barrel propane storage NGL marketing by truck, rail, & barge Infrastructure under construction Langley processing expansion Complete Ranger NGL pipeline LIBERTY Marcellus Shale JV with The Energy & Minerals Group 325 MMcf/d gathering capacity 625 MMcf/d cryogenic processing 60,000 Bbl/d C3+ fractionator Infrastructure under construction 520 MMcf/d processing capacity 75,000 Bbl/d de-ethanization 50,000 Bbl/d Mariner West project GULF COAST 140 MMcf/d cryogenic gas plant processing refinery off-gas 29,000 Bbl/d NGL fractionation capacity NGL marketing and transportation 4

In the Heart of the Shale Opportunities 5 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale Sherwood

MarkWest Liberty Overview Joint Venture with The Energy & Minerals Group Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus Competitive advantages Significant first-mover advantage in the prolific Marcellus Shale with key producer production commitments and acreage dedications in excess of 400,000 liquids-rich acres Critical gathering, processing, transportation, fractionation, storage, and marketing infrastructure On-site NGL storage capacity of approximately 52,000 barrels with access to more than 1MM barrels of additional dedicated storage Extensive NGL marketing experience in the Northeast Market Access Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO, and TEPPCO Products Pipeline 50,000 Bbl/d Mariner West Project to deliver Marcellus ethane to Sarnia, Ontario markets under construction Gas gathering capacity 325 MMcf/d gathering capacity More than 200 miles of pipe and 72,000 hp of compression Cryogenic gas processing capacity 625 MMcf/d current capacity 1.15 Bcf/d by mid-2012 NGL fractionation capacity 60,000 Bbl/d C3+ fractionation capacity 75,000 Bbl/d de-ethanization facility under construction 6

MarkWest Liberty Project History 7 TEPPCO PRODUCTS PIPELINE Rich Gas Dry Gas 2008

MarkWest Liberty Project History 8 2009 Houston Processing Complex Houston I 35 MMcf/d 5 Compressor Stations TEPPCO PRODUCTS PIPELINE Rich Gas Dry Gas Houston I

MarkWest Liberty Project History 9 2010 Majorsville Processing Complex Majorsville I 135 MMcf/d NGL Pipeline to Houston Houston Processing Complex Houston I 35 MMcf/d 10 compressor stations Houston II 120 MMcf/d C3 Pipeline TEPPCO Deliveries TEPPCO PRODUCTS PIPELINE Houston I Rich Gas Dry Gas Majorsville I Houston II

MarkWest Liberty Project Schedule 10 Mobley Processing Complex Under Construction Mobley I (2Q12) 120 MMcf/d Mobley II (3Q12) 200 MMcf/d NGL Pipeline to Majorsville (2Q12) Majorsville Processing Complex Majorsville I and II 270 MMcf/d NGL Pipeline to Houston Houston Processing and Fractionation Complex Houston I, II, and III 355 MMcf/d C3+ fractionation 60,000 Bbl/day C3 pipeline TEPPCO deliveries NGL Storage 1.3MM bbls Truck loading 8 bays Under Construction Rail Loading 200 Rail Cars De-ethanization (3Q13) 75,000 Bbl/day Mariner West ethane pipeline (3Q13) 50,000 Bbl/day MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d Sherwood Processing Complex Under Construction Sherwood I (3Q12) 200 MMcf/d NGL Pipeline to Mobley (3Q12) TEPPCO PRODUCTS PIPELINE Majorsville I,II Houston I,II,III Mobley I, II Sherwood I MARINER WEST PROPOSED EPD ETHANE PIPELINE PROPOSED MARINER EAST

Significant Forecasted Growth in Cryogenic Processing Capacity MW Liberty Planned Processing Capacity MW Liberty Future Processing Capacity 11

MarkWest Liberty Propane Supply and Distribution 12 MarkWest Liberty has invested significant capital to develop a world-class NGL fractionation, storage, and marketing complex with pipeline, rail, and truck facilities Northeast markets can support significant propane sales from the Marcellus The potential shut-down of Philadelphia-area refiners would have the effect of significantly reducing the propane supply in the Northeast

Strong Forecasted Growth in Ethane Demand 13 Source: Wells Fargo Securities, LLC Ethane demand is forecasted to increase by more than 40% over the next 6 years Increased demand driven by Gulf Coast ethane crackers Heavy-to-light conversions New builds Expansions Re-starts Forecasted ethane supply includes ethane from the Marcellus Shale

MarkWest Liberty has the ability to recover ethane at all of its processing plants and to transport the ethane to de-ethanization facilities via its extensive NGL gathering system In September, MarkWest Liberty announced the development of up to three large de-ethanizers at its Houston and Majorsville processing complexes The first phase will have capacity of ~75,000 Bbl/d and will commence operation in mid-2013 to coincide with the start-up of Mariner West The second phase would increase the capacity to more than 115,000 Bbl/d of ethane MarkWest will also construct an ethane pipeline to transport ethane from Majorsville to Houston MarkWest Liberty’s Processing Complexes Support Ethane Recovery MW Liberty Planned Ethane Fractionation Capacity MW Liberty Must Recover Ethane MW Liberty Total Recoverable Ethane 14

Marcellus Ethane – A Third-Party Viewpoint 15 Implied Ethane Production In the Marcellus Based on Processing Capacity Source: Wells Fargo

Project Mariner: A Comprehensive Ethane Solution MarkWest Liberty and Sunoco Logistics are developing efficient and scalable ethane projects that meet producers’ ethane production schedules and provide access to attractive NGL markets in North America and Europe Project Mariner requires minimal pipeline construction – a combined total of approximately 85 miles of new pipe is required to deliver ethane to the Sarnia, Gulf Coast, and European markets Project Mariner will have access to ethane storage at Sarnia and would construct ethane storage at Philadelphia and the Gulf Coast near Nederland, Texas Mariner West is scheduled to come online in mid-2013 for transportation to Sarnia, with potential future ethane deliveries to favorable European and Gulf Coast markets via Mariner East The capacity of Sunoco Logistics’ 8-inch pipeline to Philadelphia can be increased to meet increased demand 16 Sarnia Houston Gulf Coast Philadelphia

Mariner East includes two ships to allow for weather contingencies, optimization of offloading schedules, and volume increases The ships can be easily modified to transport ethane and to consume ethane as fuel, and the ships are capable of carrying partial loads that would allow for offloading at multiple sites The U.S.-built ships meet all Jones Act requirements, and received congressional and presidential approval in November Nederland markets are expressing strong strategic interest in purchasing Mariner East volumes The Nederland location is optimal for Gulf Coast ethane market expansions Discussions with European markets are progressing Mariner East Update 17

Sunoco’s Marcus Hook Marine Terminal Sunoco has managed more than 400,000 Bbl/d of marine feedstock deliveries ratably to the Philadelphia market Thousands of marine movements per year to/from docks Excellent relationship with Coast Guard and River Pilots Association Philadelphia area refineries are dependent upon marine vessels for feedstock Sunoco has depth of knowledge and experience coordinating marine LPG movements: propane/butane shuttles/international imports 18

Nederland handled 500,000 Bbl/d of ratable deliveries in 2010 Sabine River manages more than 2,000 marine vessels per year Fog has never delayed contract volumes Nederland is strategically situated to supply ethane to expanding and newly built crackers in the Gulf Coast CPChem, Sasol, Westlake, BASF/Total, Flint Hills, and Dupont have proprietary ethane pipelines connected to Mt. Belvieu that are located within a few miles of Nederland Nederland ethane storage allows for ratable deliveries and simplifies delivery logistics Mariner East would include 575,000 barrels of ethane storage Gulf Coast Markets At Nederland 19

Western Europe Ethane Market European petrochems are interested in lighter feedstock slate The current ethane supplies are from refineries and the North Sea Ethane supplies are decreasing due to declining production in the North Sea Western Europe and Norway are reported to have ethylene capacity greater than 3,000,000 tons and consume more than 100,000 Bbl/d of ethane Extensive ethane pipeline distribution systems are in place Ineos, ExxonMobil, and Sabic all have LPG cracking facilities in the UK and Norway Ineos and Sabic operate deep-water marine facilities to bring in LPG feedstocks 20

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 21